SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. ___)

[X]  Filed by the Registrant
[ ]  File by a Party other than the Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e) (2))
[ ]  Definitive Additional Materials
[X]  Definitive Proxy Statement
[ ]  Soliciting Material Pursuant to sec.240.14a-11 (c) or sec.240.14a-12

                      PIRANHA INTERACTIVE PUBLISHING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid: $_________

        Fee paid previously with preliminary materials.

        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.[ ]
        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:  _________
        (3)     Filing Party:
        (4)     Date Filed:

                      PIRANHA INTERACTIVE PUBLISHING, INC.
                            1839 WEST DRAKE, SUITE B
                              TEMPE, ARIZONA 85285

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 15, 1998

To the Stockholders of Piranha Interactive Publishing, Inc.:

     The Annual Meeting of the stockholders of Piranha Interactive Publishing, Inc., a Nevada corporation (the "Company"), will be held at RCG Capital Markets Group, Inc., 5635 East Thomas Road, Phoenix, Arizona 85018, on Thursday, October 15, 1998, at 9:00 a.m. M.S.T. for the following purposes:

     1.   To elect two Class I Directors to serve a three-year term;

     2. To increase the number of shares reserved for issuance under the 1996 Stock Option Plan to 700,000 shares;

     3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accounting firm for the year ending December 31, 1998; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on August 21, 1998 (the "Record Date") are entitled to vote at the meeting and any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the Annual Meeting during ordinary business hours for ten (10) days prior to the meeting.

     A copy of the Company's 1997 Annual Report to Stockholders, which includes audited financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the Annual Meeting.

                                      By Order of the Board of Directors,

                                      /s/ Timothy M. Brannan

                                      Timothy M. Brannan
                                      President and Chief Executive Officer
Tempe, Arizona
September 18, 1998

IT IS  IMPORTANT  THAT  YOUR  SHARES  BE  REPRESENTED  AT THIS  MEETING.  PLEASE
COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      PIRANHA INTERACTIVE PUBLISHING, INC.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 15, 1998


                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----


INFORMATION CONCERNING SOLICITATION AND VOTING..........................    1
     Voting and Revocation of Proxies...................................    1
     Solicitation of Proxies............................................    1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........    2
     Voting Trust Agreement and Irrevocable Proxy Agreement.............    2
     Escrow Agreements..................................................    3

PROPOSAL NO. 1: ELECTION OF DIRECTORS...................................    6

DIRECTORS AND EXECUTIVE OFFICERS........................................    6
     Meetings and Committees of the Board of Directors..................    7

EXECUTIVE COMPENSATION..................................................    8
     Directors' Compensation............................................    8
     Indemnification and Limitation of Liability........................    8
     Employment Agreements..............................................    8

PROPOSAL NO. 2: AMEND 1996 STOCK OPTION PLAN............................    9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................   11

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.......................   11

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF
   INDEPENDENT PUBLIC ACCOUNTANTS.......................................   12

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING.......................   12

OTHER BUSINESS..........................................................   12

1997 ANNUAL REPORT ON FORM 10-KSB.......................................   12

                      PIRANHA INTERACTIVE PUBLISHING, INC.


                                 PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING


     The accompanying proxy is solicited by the Board of Directors of Piranha Interactive Publishing, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on October 15, 1998 (the "Annual Meeting"), or any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about September 23, 1998. The Annual Meeting will be held at RCG Capital Markets Group, Inc., 5635 East Thomas Road, Phoenix, Arizona 85018. The corporate offices of the Company are located at 1839 West Drake, Suite B, Tempe, Arizona 85283 and its telephone number at that address is (602) 491-0500.

     Only stockholders of record at the close of business on August 21, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 3,200,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

     The presence of a majority of the combined voting power of the Common Stock, in person or by proxy, is required to constitute a quorum for the conduct of business at the annual Meeting. Votes withheld from any Director are counted for purposes of determining the presence of a quorum, but have no legal effect under Nevada law. Abstentions and broker non-votes will also be included in the determination of the number of shares represented for a quorum. The proposal for which stockholder approval is being sought cannot be approved without the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting. At the Annual Meeting, the Company will appoint an Inspector of Election to count all votes and ballots and make a written report thereof.

VOTING AND REVOCATION OF PROXIES

     All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person. Mere attendance at the Annual Meeting will not itself have the effect of revoking the proxy.

SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies, including the cost of preparing and mailing the Notice of Annual Meeting and Proxy Statement.
Solicitation will be primarily by mailing this Proxy Statement to all stockholders entitled to vote at the meeting. Proxies may be solicited by officers and Directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

                          SECURITY OWNERSHIP OF CERTAIN

                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth, as of September 15, 1998, certain information concerning the beneficial ownership of the Company's Common Stock, by (i) each Director, (ii) the Named Executive Officer, (iii) each stockholder known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, and (iv) all executive officers and Directors of the Company as a group, and their percentage ownership of all shares of Common Stock outstanding.

                                                             Common Stock
                                                        ----------------------
                                                        Number of        % of
Name (1)                                                Shares(2)        Class
--------                                                ---------        -----

Timothy M. Brannan(3)                                   1,600,000         50.0
Keith P. Higginson(4)                                     306,836          9.6
J. Wade Stallings, II                                     306,836          9.6
Douglas M. Brannan                                        173,055          5.4
Wyndi D. Ballard                                          173,055          5.4
Ian D. Berman(5)                                           10,000            *
Michael D. Flink(5)                                        10,000            *
All Executive Officers and Directors                    1,620,000         50.3
  as a Group (6 persons)(3)(6)

--------------

* Less than 1.0%

(1) Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all officers and Directors of the Company is 1839 West Drake, Suite B, Tempe, Arizona 85283.
(2) Includes certain shares subject to escrow as follows: Timothy M. Brannan, 337,348 shares; Keith P. Higginson, individually, 117,461 shares and as trustee, 117,461; J. Wade Stallings, II, 234,921 shares; Douglas M. Brannan, 132,495 shares; and Wyndi D. Ballard, 132,495 shares.
(3) Includes (i) 887,653 shares subject to a Voting Trust Agreement, of which Timothy M. Brannan is Voting Trustee, and (ii) 271,730 shares subject to an Irrevocable Proxy Agreement, of which Timothy M. Brannan is proxy holder. See "Voting Trust Agreement and Irrevocable Proxy Agreement" below. Except as disclosed herein, Mr. Brannan expressly disclaims beneficial interest in any of such shares.
(4) Includes 153,418 shares held by a trust of which Mr. Higginson is trustee and has sole voting power, but in which he disclaims any beneficial interest.
(5)  Represents vested options to purchase up to 10,000 shares of Common Stock.
(6)  Includes vested options to purchase up to 20,000 shares of Common Stock.


VOTING TRUST AGREEMENT AND IRREVOCABLE PROXY AGREEMENT

     Nine stockholders of the Company owning an aggregate of 1,600,000 shares of Common Stock, which represent 50% of the total voting power, entered into a Voting Trust Agreement and an Irrevocable Proxy Agreement ("Proxy Agreement"), in November 1996. Of the 1,600,000 shares, 1,225,000 shares (which shares have been placed in Escrow, see "-- Escrow Agreements", below), are subject to a Voting Trust Agreement or held directly by the voting trustee, and 375,000 shares are subject to the Proxy Agreement or held directly by the proxy holder. All 1,600,000 shares are also subject to Lock-Up Agreements, which expire in October, 1998.

     Timothy M. Brannan, the President and Chairman of the Company, is designated as both the trustee of the Voting Trust Agreement and the proxy holder under the Proxy Agreement, and is empowered to vote all shares subject to the Voting Trust Agreement and the Proxy Agreement with respect to any matter subject to a vote by the Company's stockholders. Such matters include voting in favor of the election of himself as a Director and an officer of the Company and in favor of ratification or approval of acts himself as a Director and an officer in the conduct of business affairs of the Company, and other acts relating to the Company, including, but not limited to, dissolution, liquidation, a merger or consolidation of the Company or the sale of all, or substantially all, of its assets.

     The agreement of the stockholders to deposit their shares in the Voting Trust and to grant their proxy under the Proxy Agreement is irrevocable until October 18, 1998. Thereafter, parties to the Proxy Agreement may withdraw their respective shares on ten days prior written notice to the Trustee if they sell them to third parties. Parties to the Voting Trust Agreement may also withdraw their shares on ten days prior notice if such shares are not then subject to the Escrow Agreement. The Voting Trust Agreement and the Proxy Agreement both terminate upon the earliest of September 2002, the date on which Mr. Brannan ceases to be an employee of the Company or resigns as Trustee or Proxy Holder, as applicable, or dies, or upon termination of the Voting Trust Agreement or the Proxy Agreement by the unanimous written agreement of the holders of the shares (other than Timothy M. Brannan) subject to the Voting Trust Agreement or the Proxy Agreement, as applicable.

ESCROW AGREEMENTS

     Certain holders of the Company's Common Stock have placed into escrow, on a pro rata basis, an aggregate of 1,225,000 shares pursuant to an Escrow Agreement (the "Escrow Agreement"). Such stockholders will continue to vote the Escrow Shares, all of which, except those held by Timothy M. Brannan, are subject to the Voting Trust described above of which Mr. Brannan is the trustee. The Escrow Shares are not further assignable or transferable.

     Escrow Shares will be released from the escrow and placed in the Voting Trust if the Voting Trust is in existence and, if not, to the stockholders as follows:

     1.   300,000 shares held in escrow shall be released therefrom if:

          (a) the Company's net income before provision for income taxes and exclusive of any extraordinary earnings (all as audited and determined by the Company's independent public accountants) (the "Minimum Pretax Income") equals at least $2,000,000 during the fiscal year ending on December 31, 1998 or 1999; or

          (b) the Minimum Pretax Income equals at least $3,000,000 during the fiscal year ending December 31, 2000; or

          (c) the Minimum Pretax Income equals at least $4,000,000 during the fiscal year ending December 31, 2001; or

          (d) commencing on September 18, 1997 and ending March 17, 1999, the Bid Price (as defined in the Escrow Agreement) of the Company's Common Stock shall average in excess of $11.50 per share (subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) for 30 consecutive business days; or

          (e) commencing March 18, 1999 and ending September 17, 2000, the Bid Price shall average in excess of $15.00 per share (subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) for 30 consecutive business days; or

          (f) the Company is acquired by or merged with or into another entity during either of the periods referred to above and as a result thereof the holders of shares of Common Stock not then subject to escrow (after giving consideration to the release from escrow of such 300,000 shares and subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) receive per share consideration equal or greater than (i) $11.50 per share during the 18-month period commencing on September 18, 1997; or (ii) $15.00 per share during the 18-month period commencing March 18, 1999.

     2. An additional 525,000 shares held in escrow shall be released therefrom if:

          (a) the Minimum Pretax Income equals at least $3,300,000 during the fiscal year ending on December 31, 1998 or 1999; or

          (b) the Minimum Pretax Income equals at least $4,400,000 during the fiscal year ending on December 31, 2000; or

          (c) the Minimum Pretax Income equals at least $5,500,000 during the fiscal year ending on December 31, 2001; or

          (d) commencing on September 18, 1997 and ending on March 17, 1999, the Bid Price of the Company's Common Stock shall average in excess of $12.50 per share (subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) for 20 consecutive business days; or

          (e) commencing March 18, 1999 and ending September 17, 2000, the Bid Price shall average in excess of $16.50 per share (subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) for 20 consecutive business days; or

          (f) the Company is acquired by or merged with or into another entity during either of the periods referred to above and as a result thereof the holders of shares of Common Stock not then subject to escrow (after giving consideration to the release from escrow of such 525,000 shares (and the 300,000 shares set forth above, if not previously released) and subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) receive per share consideration equal or greater than (i) $12.50 per share during the 18-month period commencing on September 18, 1997; or (ii) $16.50 per share during the 18-month period commencing March 18, 1999.

     3. The remaining 400,000 shares held in escrow shall be released therefrom if:

          (a) the Minimum Pretax Income equals at least $3,800,000 during the fiscal year ending on December 31, 1998 or 1999; or

          (b) the Minimum Pretax Income equals at least $5,100,000 during the fiscal year ending on December 31, 2000; or

          (c) the Minimum Pretax Income equals at least $6,400,000 during the fiscal year ending December 31, 2001; or

          (d) commencing at September 18, 1997 and ending March 17, 1999, the Bid Price of the Company's Common Stock shall average in excess of $12.50 per share (subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) for 20 consecutive business days; or

          (e) commencing March 18, 1999 and ending September 17, 2000, the Bid Price shall average in excess of $16.50 per share (subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) for 20 consecutive business days; or

          (f) the Company is acquired by or merged with or into another entity during either of the periods referred to above and as a result thereof the holders of shares of Common Stock not then subject to escrow (after giving consideration to the release from Escrow of such 400,000 shares, (and the
               825,000 shares set forth above, if not previously released) and subject to adjustment in the event of any stock splits, reverse stock splits or other similar events) receive per share consideration equal to or greater than (i) $12.50 per share during the 18-month period commencing September 18, 1997; or (ii) $16.50 per share during the 18-month period commencing March 18, 1999.

     The Minimum Pretax Income amounts set forth in 1, 2, and 3 above, assume the release of all of the Escrow Shares and the conversion into Common Stock of any outstanding securities which are convertible into Common Stock solely upon surrender of such convertible securities without the payment of any additional consideration, but shall be increased proportionally to reflect the issuance of certain additional shares, including any shares that may be issued upon the exercise of the Company's Class A Warrants or other options or warrants presently outstanding or hereafter granted by the Company. The Minimum Pretax Income shall be calculated exclusive of any extraordinary earnings, including, but not limited to, any charge to income resulting from the release of the Escrow Shares. On March 31, 2002, all shares still held in escrow will be forfeited, which shares will then be placed in the Company's treasury for cancellation thereof as a contribution to capital.

     Distributions, in the event the Company is acquired or merged with or into another entity, will be made as follows:

          (a) if the merger or acquisition proceeds are sufficient to pay the non-escrowed Common Stock prior to such event up to the applicable amount per share price set forth in paragraph 1(f), 2(f) or 3(f) above, then such number of shares of escrowed Common Stock shall be released from escrow, pro rata, to enable the holders thereof to participate in the balance remaining up to the applicable per share price.

          (b) if the merger or acquisition proceeds are sufficient to pay the then non-escrowed and the then escrowed Common Stock, the full amount set forth in paragraphs 1(f), 2(f) or 3(f) above, then all of the Escrow Shares eligible for release pursuant to paragraphs 1(f), 2(f) and/or 3(f) above, shall be released and distributions, if any, will be made on all Common Stock outstanding, whether or not previously subject to escrow.

     Any money, securities, rights, or property distributed in respect of the Escrow Shares, including any property distributed as dividends or pursuant to any stock split, merger, recapitalization, dissolution, or total or partial liquidation of the Company, shall be held in escrow until release of the Escrow Shares. Shares in escrow as to which the applicable earnings levels or average Bid Price criteria set forth above have not been met on or before March 31, 2002, as well as any dividends or other distributions made with respect thereto, will be contributed to the capital of the Company and canceled. The Company expects that the release of the Escrow Shares held by officers, Directors, employees, and consultants of the Company will be deemed compensatory and, accordingly, will result in a substantial charge to reportable earnings, which would equal the fair market value of such shares on the date of release. Such charge could substantially eliminate the Company's net income for financial reporting purposes for the period(s) during which such shares are, or become probable or being, released from escrow. Although the amount of compensation expense recognized by the Company will not affect the Company's total stockholder's equity, it may have a negative effect on the market price of the Company's securities.

     The earnings levels set forth above were determined by arms-length negotiation and should not be construed to imply or predict any future earnings by the Company or any increase in the market price of its securities.

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members and is divided into three classes. One class of Directors is elected each year to serve for a term of three years. Each Director serves until his successor has been elected and qualified, or until his earlier resignation or removal. The terms of the Class I Directors, J. Wade Stallings II and Ian D. Berman expire at the Annual Meeting; the terms of Class II Directors, Keith P. Higginson and Michael D. Flink expire in the following year; and the term of the Class III Director, Timothy M. Brannan expires in two years. The Company's Articles of Incorporation, as amended, (a) limit the liability of Directors, (b) restrict the removal of Directors under certain circumstances, and (c) impose conditions on the ability of stockholders to nominate persons for the position of Director.

     The Company has agreed to nominate a designee of D.H. Blair Investment Banking Corp. ("Blair"), the representative of the several underwriters of the Company's initial public offering of securities in 1997, to the Company's Board of Directors until September 18, 2002, if so requested. As of the date hereof, Blair has not designated any such nominee.

     The Company has nominated Messrs. Stallings and Berman to be re-elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Stallings and Berman. In the event that either Mr. Stallings or Mr. Berman is unable or declines to serve as Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. It is not expected that either Mr. Stallings or Mr. Berman will be unable or will decline to serve as Director. If elected, the term of office of Messrs. Stallings and Berman will continue until the third annual meeting of stockholders after election or until his respective successor has been duly elected and qualified.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE  STOCKHOLDERS  VOTE FOR THE
ELECTION  OF J.  WADE  STALLINGS  II AND  IAN D.  BERMAN  TO  SERVE  AS  CLASS I
DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The Directors and executive officers of the Company as of September 15, 1998 were as follows:

Timothy M. Brannan        40      President, Chief Executive Officer and
                                    Chairman of the Board of Directors
Keith P. Higginson        34      Vice President, Chief Financial Officer
                                    and Director
J. Wade Stallings, II     37      Vice President, General Counsel and Director
Douglas M. Brannan        32      Vice President, Sales
Ian D. Berman             42      Director
Michael D. Flink          37      Director

     TIMOTHY M. BRANNAN. Mr. Brannan has served as President, Chief Executive Officer and Chairman of the Board of the Company since its inception in November 1994. Mr. Brannan served as Executive Vice President for Software Marketing Corporation ("SMC"), a privately held software publisher, from November 1991 until October 1994. Mr. Brannan served as Executive Vice President for Automap, Inc. ("Automap"), also a privately held publisher of interactive software, from November 1991 until June 1993. Mr. Brannan attended Arizona State University where he studied Business and Marketing.

     KEITH P. HIGGINSON. Mr. Higginson has served as Vice President, Chief Financial Officer and a Director of the Company since its inception in November 1994. From January 1993 until October 1994, Mr. Higginson served as Controller for SMC. From January 1993 until June 1993, Mr. Higginson also served as Controller of Automap. Mr. Higginson received a Bachelor's Degree in Accounting from San Diego State University.

     J. WADE STALLINGS, II. Mr. Stallings has served as Vice President, General Counsel and a Director of the Company since its inception in November 1994. From February through October 1994, Mr. Stallings served as Vice President and General Counsel to SMC. Prior thereto, Mr. Stallings was the Coordinator of the Office of Properties for the Baha'i World Center, an international non-profit organization from February 1990 until February 1994. Mr. Stallings received a Bachelor's Degree in Management from the University of Alabama and a Juris Doctor Degree from Washington and Lee University School of Law.

     DOUGLAS M. BRANNAN. Mr. Brannan has served as Vice President, Sales for the Company since October 1995. Prior thereto, Mr. Brannan served as Director, Western Sales for Softkey International (subsequently renamed The Learning Company), a publicly traded software company, from September 1994 until October 1995. From January 1992 until September 1994, Mr. Brannan was Vice President, Sales, for SMC. In addition, from January 1992 until June 1993, Mr. Brannan was Director of Sales for Automap. Mr. Brannan received a Bachelor's Degree in Health Science from San Diego State University.

     IAN D. BERMAN. Mr. Berman became a Director of the Company in September 1997. In 1991, Mr. Berman co-founded Frost & Berman Incorporated, an investment banking and financial advisory consulting firm. Since that time, Mr. Berman has served as Managing Director for the firm, which focuses exclusively on the entertainment and education software industry. From 1985 to 1991, Mr. Berman served as a Senior Manager with the Capital Markets Group for Touche Ross. From 1983 to 1985, Mr. Berman served as a Senior Analyst with Salomon Brothers, Inc. Mr. Berman is a Certified Public Accountant and received a Bachelor of Commerce Degree in Accounting and a Master's Degree in Finance from the University of Witwatersand University (Johannesburg).

     MICHAEL D. FLINK. Mr. Flink became a Director of the Company in September 1997. Since October 1997, Mr. Flink has served as General Manager for Levin Consulting. From October 1995 until September 1997, Mr. Flink served as the Senior Vice President, Merchandising & Advertising for Communication EXPO, a communication products superstore. From January 1994 until September 1995, Mr.
Flink served as Vice President of Computer City, a division of Tandy Corporation, where he was responsible for all merchandising, advertising and strategic planning functions for the computer and software retailer. From 1992 through December 1993, Mr. Flink served as Consumer Brand and Product Management Consultant to IBM. From 1990 through 1992, Mr. Flink served as President and Chief Operating Officer of R&R Electronics and Appliance, a regional chain of consumer electronics and appliance superstores. From 1978 through 1990, Mr. Flink served in various management capacities with Tandy Corporation's Radio Shack division. Mr. Flink received a Bachelor of Arts in Communication from North Carolina State University.

     Messrs. Douglas M. Brannan and Timothy M. Brannan are brothers. No other Directors or Officers are related by blood or marriage.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 1997, the Board of Directors did not meet; however, it acted four times by unanimous written consent in lieu of a meeting. The Board of Directors has a Compensation Committee and an Audit Committee but does not maintain a Nominating Committee.

     The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and also administers the Company's 1996 Plan, pursuant to which stock options are granted to officers, Directors, key employees and consultants. The Compensation Committee is currently comprised of Timothy M. Brannan, Michael D. Flink and Ian
D. Berman.

     The Audit Committee reviews, with the Company's independent accountants, the annual financial statements of the Company, and also reviews the effectiveness of the Company's financial and accounting functions and organizations and makes recommendations to the Board of Directors in that regard.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation received for the three fiscal years ended December 31, 1997, by the Company's Chief Executive Officer (the "Named Executive Officer"). No executive officer of the Company received in excess of $100,000 during such periods.

                           SUMMARY COMPENSATION TABLE

                                                        Annual Compensation (1)
                                                       -------------------------
Name And Principal Position                 Year       Salary            Bonus
---------------------------                 ----       ------            -----

Timothy M. Brannan, Chairman, President     1997       $75,000          $4,142
                                            1996        50,250           1,083
                                            1995        12,926               0
-----------------

(1) The Company was not formed until November 14, 1994 and no salaries were paid until October 1995. Effective November 1, 1996, Mr. Brannan became subject to an employment agreement pursuant to which he is compensated thereafter at an annual base rate of $75,000.

     Mr. Brannan did not receive any other annual compensation, long-term compensation or other compensation during the Company's fiscal years ended December 31, 1997, 1996 or 1995.

DIRECTORS' COMPENSATION

     Directors are not currently compensated for their services in that capacity or for serving on committees but are reimbursed for their reasonable expenses incurred in connection with serving as Directors. Non-employee Directors serving on the Company's Board of Directors received an initial grant of options to purchase 10,000 shares of Common Stock in September 1997 and may receive additional future options at the discretion of the Board.

INDEMNIFICATION AND LIMITATION OF LIABILITY

     The Company's Articles of Incorporation and Bylaws require the Company to indemnify each of its officers and Directors against liabilities and reasonable expenses incurred in any action or proceeding, including stockholders' derivative actions, by reason of such person being or having been an officer or Director of the Company, or of any other corporation for which he or she serves as such at the request of the Company, to the fullest extent permitted by Nevada law. Pursuant to Nevada law, the Company has adopted provisions in its Articles of Incorporation and Bylaws that eliminate, to the fullest extent available under Nevada law, the personal liability of its Directors and officers to the Company or its stockholders for monetary damages incurred as a result of the breach of their duty of care. These provisions neither limit the availability of equitable remedies nor eliminate Directors' or officers' liability for engaging in intentional misconduct or fraud, knowingly violating a law or unlawfully paying a distribution.

     The Company has been advised that it is the position of the Commission that insofar as the foregoing provision may be invoked to disclaim liability for damages arising under the Securities Act, such provision is against public policy as expressed in the Securities Act and is therefore unenforceable.

EMPLOYMENT AGREEMENTS

     Effective November 1, 1996, the Company entered into three-year employment agreements with its senior executive officers, Timothy M. Brannan, Keith P. Higginson, J. Wade Stallings, II and Douglas M. Brannan. The agreements provide for base salaries of $75,000, $65,000, $65,000 and $65,000 for Mr. Timothy M. Brannan, Mr. Higginson, Mr. Stallings and Mr. Douglas M. Brannan, respectively, subject to review at least annually by the Board of Directors. The executives may receive bonuses at the discretion of the Board. The Company may unilaterally terminate the agreements for "Cause," which includes (i) conviction of a felony or (ii) failure to diligently cure a specified deficiency in the executive's performance within 30 days.

     In the event the Company terminates the executive's employment during the term of the agreement without Cause, or in the event the executive terminates the agreement for "Good Reason" (as defined in the agreements), which includes certain changes in the executive's duties or a change in control of the Company, the Company shall pay to such executive (i) his/her salary through the termination date plus any accrued but unpaid bonuses and (ii) with respect to executives other than Timothy M. Brannan, a severance payment equal to the executive's then current annual salary and an amount equal to the average of all bonuses paid to the executive in the three years immediately preceding termination, which the Company has the option to pay over one year. With respect to Timothy M. Brannan, the severance payment would be equal to two times his then current annual salary and an amount equal to the average of all bonuses paid to him in the three years immediately preceding termination, which the Company has the option to pay over two years. In addition, the Company must maintain until the first to occur of (i) the executive's attainment of substitute employment or (ii) two years from the date of termination with respect to Timothy M. Brannan and one year form the date of termination with respect to the other executives, the executive's benefits under the Company's benefit plans to which the executive and his/her eligible beneficiaries were entitled immediately prior to the date of termination. If the executive requests, the Company must also assign to the executive any assignable insurance policy on the life of the executive owned by the Company and at the end of the period of coverage. If the executive is terminated for Cause or if the executive terminates his/her employment other than for Good Reason, the Company's only obligation is to pay the executive his/her base salary and accrued vacation pay through the date of termination. If any of the executives are terminated without Cause or resign for Good Reason following a change in control to the Company, the executive is entitled to two years' severance compensation including benefits until obtaining alternate employment.

     If the executive is incapacitated due to physical or mental illness during the term of his/her employment, the agreements provide that the Company shall pay to the executive a lump sum equal to the executive's then current base salary and the average of all bonuses paid to the executive in the three years preceding the date of termination due to illness. If the executive dies during his/her employment, his/her salary through the date of his/her death, any accrued but unpaid bonuses and any benefits payable pursuant to the Company's survivor's benefits insurance and other applicable programs and plans then in effect are payable to his/her estate.

     If the executive's employment is terminated, the Company has agreed to indemnify the executive for claims and expenses associated with certain personal guarantees, if any, made by the executive. The Company also has agreed to use its best efforts to secure the release of any such personal guarantees. In addition, the Company has agreed to indemnify the executive against all costs incurred in enforcing his/her rights under the agreement following a change in control of the Company.


                                 PROPOSAL NO. 2:

                          AMEND 1996 STOCK OPTION PLAN

     A total of 300,000 shares of Common Stock are currently available for issuance under the Company's 1996 Stock Option Plan (the "1996 Plan"). Substantially all of such shares are reserved for issuance upon exercise of outstanding options. On September 18, 1998, the Company's Board of Directors resolved, subject to approval by the stockholders, to increase the number of shares of Common Stock available under the 1996 Plan to 700,000 shares.

     The Board believes that in order to attract and retain officers, directors, employees and consultants of the highest caliber, provide increased incentives for such persons to strive to attain the Company's long-term goal of increasing stockholder value, and to continue to promote the growth and well being of the Company, it is in the best interests of the Company and its stockholders to provide officers, Directors, employees and consultants of the Company, through the granting of stock options, the opportunity to participate in the appreciation in value of the Company's Common Stock. The 1996 Plan has been effective in retaining and motivating key employees and consultants and attracting experienced and seasoned individuals to work on behalf of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AMENDING THE 1996 PLAN BY INCREASING THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK ISSUABLE PURSUANT TO GRANTS THEREUNDER TO 700,000 SHARES.

     CERTAIN INFORMATION CONCERNING CURRENTLY OUTSTANDING OPTIONS. As of September 15, 1998, options to purchase an aggregate of 209,300 shares had been granted under the 1996 Plan, of which 207,500 were then outstanding. All of these options have an exercise price of $5.00 per share and terminate at various dates from August 31, 2002 through March 31, 2008. As of September 15, 1998, the Common Stock underlying outstanding options had a fair market value of approximately $207,500.00, based upon the closing bid price of the Common Stock, as reported by the Nasdaq Stock Market, Inc. Approximately 18 employees (including 4 executive officers), 5 Directors and 10 consultants of the Company were eligible to participate in the 1996 Plan as of September 15, 1998. The table below summarizes all options granted to (i) the Company's Chief Executive Officer, (ii) all current executive officers as a group (the "Executive Group"),
(iii) all current non-executive officer directors, as a group (the "Non-Executiv Director Group"), (iv) all persons who held 5% or more of such options (the "Significant Participants") and (v) all non-executive officer employees, as a group (the "Non-Executive Employee Group"), each as of September 15, 1998.
Additional options may be granted to executive officers, directors, employees and consultants to the Company from time to time at the discretion of the Board of Directors, or a duly appointed committee thereof.


                                        Number of Shares
     Name and Position                 Underlying Options       Dollar Value(1)
     -----------------                 ------------------       ---------------

Timothy M. Brannan,
  Chief Executive Officer                        0
Executive Group                                  0
Non-Executive Director Group                20,000
Significant Participants
  RCG Capital Markets Group, Inc.           40,000 (2)
  Maris Multimedia                          70,000 (3)
  Milton Cohen                              16,000
  Tamra Nestler                             15,000
Non-Executive Employee Group                41,500

----------------

(1) None of the Company's outstanding options are currently in-the-money and, as such, no dollar value is attributable thereto.

(2) Of these options, 36,000 are contingent upon the holder achieving certain performance milestones.

(3) Of these options, 60,000 are contingent upon the holder's licensed product achieving certain cumulative sales milestones.

     SUMMARY OF THE 1996 PLAN. The 1996 Plan authorizes the Board to grant options to Directors, officers, employees and consultants of the Company to purchase shares of Common Stock. Directors, officers, employees and consultants (including independent contractors and software developers) of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth and development and the financial success of the Company are eligible to be granted options by the Board of Directors under the 1996 Plan. Options may be nonqualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1996 Plan are not transferable and expire ten years after the date of grant. The per share exercise price of any incentive stock option granted under the 1996 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant. No option may be granted after December 13, 2006.

     The 1996 Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration. No option granted under the 1996 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee. The Company has agreed that it will not, without the prior written consent of D.H. Blair Investment Banking Corp., grant any options to employees with a per share exercise price of less than the greater of $5.00 or the fair market value on the date of grant at any time prior to March 18, 1999.

     CERTAIN FEDERAL TAX CONSEQUENCES OF THE 1996 PLAN. Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of nonqualified options if granted under the terms set forth in the 1996 Plan. Upon exercise of a nonqualified option, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to short-swing profits liability restrictions of Section 16(b) of the Exchange Act (i.e., is an executive officer, director or 10% stockholder of the Company), then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed and the holding period commences on such date.

     Incentive option holders incur no Federal ordinary income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to Federal taxable ordinary income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of incentive options.

     If the holder of shares acquired through exercise of an incentive option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable income will be deductible by the Company in the year of the Disqualifying Disposition.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1997, the Company engaged Frost & Berman Incorporated, an investment banking and financial advisory consulting of which Ian Berman, a Director, is Managing Director. Pursuant to this arrangement, Frost & Berman has agreed to provide financing consulting services to the Company on a month-to-month basis for a monthly fee of approximately $830.00.

     The Company believes that the foregoing transaction was entered into on terms no less favorable to the Company than may have been available from a third party. All future transactions between the Company and its officers, Directors and 5% stockholders will be on terms no less favorable to the Company than could be obtained from independent third parties and will be approved by a majority of the disinterested Directors and a majority of the entire Board of Directors.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and Directors, and persons who beneficially own more than 10% of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities with the SEC. Officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company's copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, and representations from certain reporting persons that no Form 5 was required to be filed by such persons, the Company believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.


                                 PROPOSAL NO. 3:

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed PricewaterhouseCoopers LLP ("PWC"), independent public accountants, to audit the financial statements of the Company for the fiscal year ended December 31, 1998.

     Prior to its merger with Price Waterhouse LLP, Coopers & Lybrand LLP audited the Company's books and the Board of Directors recommends that the stockholders approve the proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as independent auditors for the current year. Representatives of PWC shall be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998.

               STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING .

     Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the company no later than May 22, 1999, to be evaluated by the Board for inclusion in the proxy statement for that meeting.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting. If any other business properly comes before the Annual Meeting as to which the Company did not have notice of at least 45 days prior to the date of mailing this Proxy Statement, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                        1997 ANNUAL REPORT ON FORM 10-KSB

     The Company files annual reports on Form 10-KSB with the SEC. A copy of the annual report for the fiscal year ended December 31, 1997 (except for certain exhibits thereto) may be obtained, free of charge, upon written request submitted by any stockholder to Piranha Interactive Publishing, Inc., 1839 West Drake, Suite B, Tempe, Arizona 85283, Attention: Stockholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a reasonable charge to reimburse the Company for its expenses in supplying such exhibit.

                                          By Order of the Board of Directors,

                                          /s/  Timothy M. Brannan

                                          Timothy M. Brannan
                                          President and Chief Executive Officer

Tempe, Arizona
September 18, 1998

                      PIRANHA INTERACTIVE PUBLISHING, INC.

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
              OF DIRECTORS OF PIRANHA INTERACTIVE PUBLISHING, INC.
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS


     The undersigned stockholder of Piranha Interactive Publishing, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated September 18, 1998, and hereby appoints Timothy M. Brannan and Keith P. Higginson and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on October 15, 1998, at 9:00 a.m., M.S.T., at RCG Capital Markets Group, Inc., 5635 East Thomas Road, Phoenix, Arizona 85018 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


ELECTION OF DIRECTORS

[ ] VOTE FOR each of the following nominees, UNLESS SUCH NOMINEE'S NAME IS STRUCK THROUGH.

               J. Wade Stallings, II         Ian D. Berman

[ ]  WITHHOLD AUTHORITY to vote for either of the above-mentioned nominees.


AMENDMENT OF 1996 STOCK OPTION PLAN

[ ] VOTE FOR amendment of the 1996 Stock Option by increasing the number of shares of Common Stock reserved for issuance thereunder to 700,000 shares.

[ ]  VOTE AGAINST amendment of the 1996 Stock Option Plan.

[ ] WITHHOLD AUTHORITY to vote with respect to amending the 1996 Stock Option Plan.


RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE COOPERS, LLP

[ ]  VOTE FOR ratification of the appointment of Price Waterhouse Coopers LLP.

[ ]  VOTE AGAINST ratification of the appointment of Price Waterhouse Coopers
     LLP.

[ ] WITHHOLD AUTHORITY to vote for ratification of appointment of Price Waterhouse Coopers LLP.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE NOMINEES SET FORTH ABOVE, IN FAVOR OF AMENDMENT OF THE 1996 STOCK OPTION PLAN, IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE COOPERS LLP AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


                                        Dated: ___________________________, 1998


                                        ________________________________________
                                                  Signature

                                        ________________________________________
                                                  Signature if Held Jointly

                                        ________________________________________
                                                  Print Name(s)

                                        (This Proxy  should be dated,  signed by
                                        the stockholder(s) and returned promptly
                                        in the  enclosed  envelope. When signing
                                        as  executor,  administrator,  attorney,
                                        trustee  or  guardian, please  give full
                                        title as such.  If a corporation, please
                                        sign in full corporate name by president
                                        or  other  authorized  officer.    If  a
                                        partnership, please sign in partnership name by authorized person. If shares are held by joint tenants or as community property, both should sign.)

                                                                        APPENDIX

                      PIRANHA INTERACTIVE PUBLISHING, INC.

                             1996 STOCK OPTION PLAN
                       (AS AMENDED ON SEPTEMBER 18, 1998)
                           --------------------------

     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, to provide additional incentive to the Employees of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock.

          Options granted hereunder may be either "Incentive Stock Options," as defined in Section 422 of the Code, or "Non-Statutory Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "BOARD" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          (c) "COMMON  STOCK"   shall  mean  the  common  stock  of the  Company
described in the Company's Articles of Incorporation, as amended.

          (d) "COMPANY" shall mean Piranha Interactive Publishing, Inc., a Nevada corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

          (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (f) "CONSULTANT" shall mean any person, including without limitation independent contractors and software developers and licensors, who perform services on behalf of the Company from time to time.

          (g) "DIRECTOR" shall mean a member of the Board.

          (h) "EMPLOYEE"  shall   mean  any   person,  including   officers  and
Directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i) "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          (j) "FAIR MARKET VALUE" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in the WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

          (k) "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (l) "NON-STATUTORY OPTION" shall mean all Options which are not Incentive Stock Options.

          (m) "OPTION" shall mean a stock option granted under the Plan.

          (n) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (o) "OPTIONEE" shall mean an Employee, Director or Consultant of the Company who has been granted one or more Options.

          (p) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (q) "PLAN" shall mean this Stock Option Plan.

          (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (s) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (t) "TAX DATE" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

     3. COMMON STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan shall be 700,000 Shares of Common Stock. The Shares which may be optioned and sold under the Plan may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

               (i) The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3 of the Exchange Act.

               (ii) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor or fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the requirements of Rule 16b-3 of the Exchange Act.

               Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this
Section 4.

          (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, and to grant Non-Statutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of

Options to be granted, which exerce price shall be determined in accordance with
Section 8(a) of the Plan; (iv) to determine the Directors, Employees and Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   ELIGIBILITY.

          (a) Consistent with the Plan's purposes, Options may be granted only to Directors, Employees and Consultants of the Company as determined by the Board. An Optionee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

          (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock
Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

          The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

     6. BOARD APPROVAL AND EFFECTIVE DATE. The Plan shall take effect on December 13, 1996, the date on which the Board approved the Plan. No Option may be granted after December 13, 2006 (ten (10) years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

     7. TERM OF OPTION. Unless otherwise provided in the Stock Option Agreement, the term of each Option shall be ten (10) years from the date of grant thereof. In no case shall the term of any Incentive Stock Option exceed ten (10) years from the date of grant thereof. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8.   EXERCISE PRICE AND PAYMENT.

          (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110 %) of the Fair Market Value per Share on the date of grant.

          (b)  PAYMENT.   The  price  of  an  exercised  Option  and  any  taxes
attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:


               (i) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

               (ii) At the discretion of the Board, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the option price; or

               (iii) By a combination of (i) and (ii) above; or

               (iv)  In the manner provided in subsection (c) below.

               The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. With respect to Non-Statutory Options, at the election of the Optionee pursuant to Section 17, the Company may satisfy its withholding obligations by retaining such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

          (c) FINANCIAL ASSISTANCE TO OPTIONEES. The Board may assist Optionees in paying the exercise price of Options granted under this Plan in the following manner:

               (i)  The extension of a loan to the Optionee by the Company; or

               (ii) A guaranty by the Company of a loan obtained by the Optionee from a third party.

               The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, and collateral requirements, if any, shall be determined by the Board, in its sole discretion. Subject to applicable margin requirements, any loans, installment payments or guarantees authorized by the Board pursuant to the Plan may be granted without security, but the maximum credit available shall not exceed the exercise price for the Shares for which the Option is to be exercised, plus any federal and state income tax liability incurred in connection with the exercise of the Option.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE, RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS AN EMPLOYEE. Unless otherwise provided in a Stock Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board, death or disability, then the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may, but only within thirty (30) days

(or such other period of time not exceeding three (3) months as is determined by the Board) after the date he or she ceases to be an Employee of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) DISABILITY. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 8(b) above, in the event an Employee is unable to continue his or her employment with the Company as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as it is determined by the Board) from the date of termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. Unless otherwise provided in an Option Agreement relating to an Option, if Optionee dies during the term of the Option and is at the time of his or her death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that Optionee was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he or she was entitled to exercise) within the time specified herein the Option shall terminate.

     10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, or pursuant to a "qualified domestic relations order" under the Code and ERISA, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of Shares subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

               (i) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

               (ii) Any change in the designation of the class of employees eligible to be granted Options; or

               (iii) If the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, respectively, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange
(a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. OPTION AGREEMENT. Options shall be evidenced by written Stock Option Agreements in such form as the Board shall approve.

     17. WITHHOLDING TAXES. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any Non-Statutory Stock Option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

     18.  MISCELLANEOUS PROVISIONS.

          (a) PLAN EXPENSE. Any expenses of administering this Plan shall be borne by the Company.

          (b) USE OF EXERCISE PROCEEDS. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

          (c) CONSTRUCTION OF PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Nevada and where applicable, in accordance with the Code.

          (d) TAXES. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

          (e) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his or her own behalf.

          (f) GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

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